UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aptiv PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! APTIV PLC 2025 Annual Meeting Vote by April 21, 2025 3:00 AM ET APTIV PLC 5725 INNOVATION DRIVE TROY, MI 48098 V64723-P26711 You invested in APTIV PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2025. Get informed before you vote View the Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 23, 2025 9:00 AM CET The Dolder Grand Kurhausstrasse 65 8032 Zurich, Switzerland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Kevin P. Clark For 1b. Nancy E. Cooper For 1c. Joseph L. Hooley For 1d. Vasumati P. Jakkal For 1e. Merit E. Janow For 1f. Sean O. Mahoney For 1g. Paul M. Meister For 1h. Robert K. Ortberg For 1i. Colin J. Parris For 1j. Ana G. Pinczuk For 2. Proposal to re-appoint auditors, ratify independent public accounting firm and authorize the directors to determine the fees paid to the auditors. For 3. Say-on-Pay - To approve, by advisory vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64724-P26711